               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                Date of report: January 17, 1996



                        USAir Group, Inc.
                (Commission file number: 1-8444)

                               and

                           USAir, Inc.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)



        Delaware                       USAir Group, Inc. 54-1194634
(State of Incorporation                USAir, Inc.       53-0218143
  of both registrants)        (I.R.S. Employer Identification Nos.)



                        USAir Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-5306
                 (Registrant's telephone number)



                           USAir, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-7000
                 (Registrant's telephone number)

Item 5.   Other Events

     On January 16, 1996, USAir Group, Inc. (the "Company") disseminated a news release announcing that the Company's Board of Directors had elected Stephen M. Wolf as Chairman and Chief
Executive Officer of the Company and USAir, Inc.

     Mr. Wolf succeeds Seth E. Schofield in these capacities, effective January 22, 1996.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          Designation                   Description
          -----------                   -----------

              99 News release dated January 16, 1996 of USAir Group, Inc. and USAir, Inc., announcing the election of Stephen M. Wolf as the Chairman and Chief Executive Officer of USAir Group, Inc. and USAir, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly autho-rized.

                               USAir Group, Inc.



Date: January 17, 1996    By: /s/ John W. Harper
                              ---------------------------------
                              John W. Harper
                              Senior Vice President - Finance
                              and Chief Financial Officer


                              USAir, Inc.



Date: January 17, 1996    By: /s/ John W. Harper
                              ---------------------------------
                              John W. Harper
                              Senior Vice President - Finance
                              and Chief Financial Officer

                           Exhibit 99


               Stephen M. Wolf Elected USAir Chairman

     ARLINGTON, VA. JANUARY 16, 1996 -- The USAir Group Board of
Directors today elected Stephen M. Wolf as chairman and chief executive of the airline holding company and USAir, Inc., effective Jan. 22.

     He succeeds USAir Chairman and CEO Seth E. Schofield, who last September announced his decision to retire after 38 years with the airline. Schofield agreed to stay on until a successor was in place.

     Wolf, 54, is a highly respected aviation leader who trans-formed United Airlines into one of the world's pre-eminent carriers. He served as UAL Corp.'s chairman and chief executive officer from 1987 - 1994. Wolf currently serves as senior advisor to Lazard Freres & Co.

     Mathias J. DeVito, USAir director and chairman of the Board's special search committee, said, "We are very pleased that an airline executive of Steve Wolf's abilities has agreed to join USAir. He has clearly demonstrated his ability to lead a major carrier and to add shareholder value in past executive positions. We look forward to his doing the same here at USAir."

     Schofield added that "Steve is unquestionably one of the most knowledgeable and successful CEOs in our industry. He is ideally suited to carry on the restructuring of USAir to successfully meet the many challenges facing the company."

     Wolf said, "I have long viewed USAir as an airline with tremendous potential and I eagerly look forward to joining the 42,000 employees of USAir in building the company for the future."

     Wolf serves as a member of the boards of directors of R.R. Donnelley & Sons Co. and Philip Morris Companies. He is also a trustee of Northwestern University and Rush-Presbyterian-St. Luke's Medical Center. In addition, he serves on the board of directors for the Alzheimer's Disease and Related Disorders Association.

     He earned a bachelor's degree in sociology from San Francisco State University. Wolf and his wife, Delores, reside in Middle-burg, Va.


Editors note: Mr. Wolf said he would defer any further comment about his new appointment until after he has had the opportunity to meet with USAir's employees.